UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 2004
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5735              57-1001177
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(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)        Identification No.)


203 West Main Street, Union, South Carolina                   29379-0886
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (864) 427-9000
                                                          --------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

         On October 14, 2004, Union Financial Bancshares, Inc. announced its financial results for the quarter ending September 30, 2004. The press release announcing financial results for the quarter ending September 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

         Exhibit 99.1      Press Release Dated October 14, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNION FINANCIAL BANCSHARES, INC.


Dated:    October 14, 2004           By:  /s/ Dwight V. Neese
                                          -------------------------------------
                                                      Dwight V. Neese
                                          President and Chief Executive Officer